Rule 497(e)

File No. 333-146827

Innovator ETFs® Trust

(the “Trust”)

Innovator Uncapped Bitcoin 20 Floor ETF®– Quarterly

(the “Fund”)

Supplement to the Fund’s Prospectus
Dated February 27, 2026, As Supplemented to Date

July 1, 2026

As described in detail in the Fund’s prospectus, the Fund participates in a percentage of gains of the Bitcoin Price (the “Participation Rate”) over an approximately three-month period (the “Outcome Period”). The prior Outcome Period ended on June 30, 2026, and the Fund has commenced a new Outcome Period that began on July 1, 2026, and will end on September 30, 2026. For the new Outcome Period, the Bitcoin Reference Asset is the Bitcoin ETP Index. An investment in the Fund over the course of the Outcome Period will be subject to the Participation Rate as set forth in the table below.

Fund Name	Ticker	Participation Rate
Innovator Uncapped Bitcoin 20 Floor ETF® – Quarterly	QBF	65.83%*

* Prior to taking into account management fees and other fees.

In connection with the onset of the new Outcome Period, the Fund’s prospectus is amended as set forth below:

1.	All references to the dates associated with the prior Outcome Period are deleted in their entirety and replaced with references to the new Outcome Period: July 1, 2026 to September 30, 2026.

2.	All references to the Participation Rate for the prior Outcome Period are deleted in their entirety and replaced with the corresponding Participation Rate set forth in the table above.

Please Keep This Supplement With Your Prospectus For Future Reference

INVETFQBFSTK 07-26